PROSPECTUS
                            September 10, 2002

EMERGING MARKETS GROWTH FUND, INC. (THE "FUND") IS AN OPEN-END INTERVAL FUND. THE FUND REDEEMS ITS SHARES AT MONTHLY INTERVALS. YOU MAY SEND YOUR REDEMPTION REQUEST TO THE FUND AT ANY TIME. THE FUND ACCEPTS REDEMPTION REQUESTS RECEIVED IN GOOD ORDER AT, OR PRIOR TO, THE CLOSE OF BUSINESS (5:00 P.M. PACIFIC TIME) ON THE FIRST BUSINESS DAY OF EACH MONTH (THE "REDEMPTION REQUEST DEADLINE"). YOUR REDEMPTION REQUEST WILL BECOME IRREVOCABLE AT THE REDEMPTION REQUEST DEADLINE. YOUR SHARES WILL BE REDEEMED AT THE PRICE DETERMINED AS OF THE CLOSE OF BUSINESS (4:00 P.M. EASTERN TIME) ON THE LAST BUSINESS DAY OF THE MONTH IN WHICH YOUR REDEMPTION REQUEST BECAME EFFECTIVE (THE "REDEMPTION PRICING DATE"). THE FUND WILL PAY THE PROCEEDS OF YOUR REDEMPTION REQUEST WITHIN SEVEN (7) CALENDAR DAYS AFTER THE REDEMPTION PRICING DATE. EACH REDEMPTION REQUEST MUST BE IN AN AMOUNT NOT LESS THAN $25,000 (THE SAME AMOUNT AS THE FUND'S MINIMUM AMOUNT FOR ADDITIONAL INVESTMENTS). THE FUND MAY DECLARE THE REDEMPTION PRICING DATE TO BE SOONER THAN THE LAST BUSINESS DAY OF THE MONTH, SUBJECT TO CONDITIONS DESCRIBED IN THE PROSPECTUS. IF IT DOES, THE FUND WILL PAY REDEMPTION PROCEEDS WITHIN SEVEN (7) CALENDAR DAYS OF THE ACCELERATED REDEMPTION PRICING DATE.

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN EQUITY SECURITIES OF ISSUERS IN DEVELOPING COUNTRIES. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


              EMERGING MARKETS GROWTH FUND, INC.
                       TABLE OF CONTENTS
THE FUND                                               1
INVESTMENT OBJECTIVE                                   1
PRINCIPAL INVESTMENT STRATEGIES                        1
PRINCIPAL RISKS OF INVESTING WITH THE FUND             2
PAST PERFORMANCE                                       4
FEES AND EXPENSES                                      6
Temporary Defensive Strategy                           7
WHO MAY INVEST IN THE FUND                             7
RESTRICTIONS ON TRANSFERS                              7
Management                                             8
Investment Adviser                                     8
Portfolio Management                                   8
PRICING OF FUND SHARES                                 10
HOW TO PURCHASE SHARES                                 11
HOW TO REDEEM SHARES                                   12
Redemption Policy                                      12
Redemption Procedure                                   14
Mandatory Redemption                                   14
Open-End Interval Fund Liquidity Policy                14
DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES          15
Dividends and Distributions                            15
Tax Consequences                                       15
FINANCIAL HIGHLIGHTS                                   16
MORE INFORMATION ABOUT THE FUND                        17


                                   THE FUND

  Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its structure to that of an open-end interval investment company ("open-end interval fund") on July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares at net asset value. YOU SHOULD NOTE, HOWEVER, THAT THE FUND IS NOT A TYPICAL OPEN-END INVESTMENT COMPANY, OR MUTUAL FUND, THAT REDEEMS ITS SHARES ON A DAILY BASIS. INSTEAD, THE FUND REDEEMS ITS SHARES AT MONTHLY INTERVALS, AS DESCRIBED MORE FULLY BELOW IN "HOW TO REDEEM SHARES."

  The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing or "emerging" securities markets.

                              INVESTMENT OBJECTIVE

  The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries. A security of an issuer that is domiciled and has its principal place of business in a country which is generally considered to be a developing country by the international financial community is referred to throughout this prospectus as a "developing country security."

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in developing country securities:

- that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets");

- that are listed or traded in the form of Global Depositary Receipts, American Depositary Receipts, or other types of depositary receipts;

- including issuers that are not domiciled or do not have their principal place of business in developing countries, but that have at least 75% of their assets in developing countries, or derive or expect to derive at least 75% of their total revenue or profit from goods or services produced in or sales made in developing countries;

- including, with respect to no more than 10% of the Fund's total assets, issuers that are not domiciled or do not have their principal place of business in developing countries, but that have substantial assets (at least 50%) in developing countries, or derive or expect to derive a substantial proportion (at least 50%) of their total revenue or profit from goods or services produced in or sales made in developing countries; and

- including, with respect to no more than 15% of the Fund's total assets, fixed income securities of emerging market governments and corporations.

The following countries are considered currently by the Fund's Board of Directors to be Qualified Markets:

 Argentina, Brazil, Chile, Colombia, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

In determining whether to approve markets for investment, the Board of Directors will take into account such considerations as:

- market liquidity;
- the availability of information about the market; and
- the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules.

In order to attempt to manage certain risks associated with investing in developing countries, or in order to attempt to increase portfolio returns, the Fund may, but is not required to, enter into transactions in derivative instruments. These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. The decision to utilize any derivative instrument will depend on the consideration of a number of factors, including the cost of entering into a particular derivative transaction relative to the likely benefit to be obtained, and is solely within the discretion of the investment adviser. The Fund is not obligated to utilize any derivative instrument.

                  PRINCIPAL RISKS OF INVESTING WITH THE FUND

  An investment in the Fund is subject to market risk, which is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. In addition, you should be aware that investing in developing country securities involves certain special risks and considerations. These risks and considerations include:

- restrictions placed by the government of a developing country with respect to investment, exchange controls, and repatriation of the proceeds of investment in that country;
 potential fluctuation of a developing country's currency against the U.S.
dollar;

- potential unusual price volatility in a developing country's securities markets;

- government involvement in the private sector, including government ownership of companies in which the Fund may invest;

- limited information about a developing market;

- high levels of tax levied by developing countries on dividends, interest and capital gains;

- the potential that securities purchased by the Fund may be fraudulent or counterfeit;

- risks related to the documentation, liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law;

- settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests;

- the possibility of nationalization, expropriation or confiscatory taxation;

- favorable or unfavorable differences between individual foreign economies and the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position;

- additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in the U.S. markets;

- greater social, economic and political instability (including the risk of war);

- lack of availability of currency hedging or other risk management techniques in certain developing countries;

- the fact that companies in developing countries may be newly organized and may be smaller and less well seasoned;

- differences in accounting, auditing and financial reporting standards;

- the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and

- limitations on obtaining and enforcing judgments against non-U.S. residents.

Although some or all of these considerations may also be relevant to the investments in securities of issuers located in the U.S. or other developed countries, they are present to a greater degree in the countries in which the Fund invests. In light of these risks, you should be aware that you may lose money investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time.

                                PAST PERFORMANCE

  The bar chart below shows the Fund's annual returns and how the Fund's performance has changed from year to year.

  You should note that prior to July 1, 1999, the Fund operated as a closed-end investment company. All performance information shown below for the Fund prior to that date reflects the historical expense levels of the Fund as a closed-end investment company. After its conversion to an open-end interval fund, the Fund may experience monthly redemption activity, with resulting variations in expense levels, which may have an adverse effect on its performance.

AS WITH ANY INVESTMENT COMPANY, PAST PERFORMANCE SHOULD NOT BE CONSIDERED AN INDICATION OF FUTURE PERFORMANCE RESULTS.

                              ANNUAL TOTAL RETURN*

[bar chart]
12/31/92  12.32
12/31/93  76.69
12/31/94  -1.52
12/31/95  -7.19
12/31/96  16.37
12/31/97   9.66
12/31/98 -24.88
12/31/99  77.93
12/31/00 -30.98
12/31/91  -3.43
[end chart


Best Quarter    33.96%    Period Ending December 31,  1999
Worst Quarter  (24.91%)   Period Ending September 30, 2001

*The Fund's total return for the period January 1, 2002 to June 30, 2002 was (3.24)%

 The table shows the Fund's average annual returns for one, five and 10 years. These performance numbers are compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, a broad measure of market performance for investment companies that invest in developing markets.

  Unlike the bar chart on the previous page, the Average Annual Total Returns Investment Results Table on this page reflects, as required by Securities and Exchange Commission rules, the Fund's results on a
before-tax and after-tax basis.   Total returns shown "after taxes on
distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund.
Total returns shown "after taxes on distributions and sale of Fund shares" assume that Fund shares were sold at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any capital gain or loss realized upon the sale of the shares. All Fund results reflect the reinvestment of dividend and capital gain distributions.

  After-tax returns applicable to U.S. taxable investors are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

  ACTUAL AFTER-TAX RETURNS DEPEND ON SPECIFIC TAX SITUATIONS AND LIKELY WILL DIFFER FROM THE RESULTS SHOWN BELOW.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2001)

                                       One Year       Five Years    Ten Years

Before Taxes                           (3.43)%        (0.46)%       7.26%
After Taxes on Distributions           (3.89)%        (1.38)%       6.00%
After Taxes on Distributions and Sale  (1.99)%        (0.64)%       5.70%
of Fund Shares
MSCI Emerging Markets Free Index       (2.62)%        (5.74)%       3.05%
(reflects no deduction for fees,
expenses, or taxes)/1/


/1/Returns shown for the MSCI Emerging Markets Free Index reflect gross dividends through December 31, 2000 and net dividends thereafter.


                               FEES AND EXPENSES

  The following table describes fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)*

Maximum Sales Charge Imposed on Purchases                          None
Maximum Deferred Sales Charge                                      None
Maximum Sales Charge Imposed on Reinvested Dividends               None
Redemption Fee                                                     None
Exchange Fee                                                       None
Maximum Account Fee                                                None



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*
Management Fees                                                    .61%
Distribution (12b-1) Fees                                          None
Other Expenses                                                     .09 %
Total Annual Fund Operating Expenses                               .70 %

_________________
* Note that the fees and expenses shown above are based on historical data (I.E., from the most recent fiscal year).

EXAMPLE

  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that:
- you invest $10,000 in the Fund for the time periods indicated;
- you redeem all of your shares at the end of each period;
- your investment has a 5% return each year; and
- the Fund's operating expenses remain the same.
    Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS         1 year       3 years      5 years        10 years

                         $74         $230         $400           $893


  Although this Example assumes an investment of $10,000, your initial investment in the Fund must be at least $100,000.

                          TEMPORARY DEFENSIVE STRATEGY

  The Fund may, for temporary defensive purposes invest up to 100% of its assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances. During such periods, the Fund may not achieve its investment objective. In addition, pending the Fund's investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies.

                           WHO MAY INVEST IN THE FUND

  The Fund is designed for institutional investors and other "qualified purchasers" that seek to achieve international diversification by investing in developing country securities. Given the risks of investing in developing country securities, the Fund has established suitability standards that require investors to meet strict minimum qualifications in order to invest in the Fund. If you are a natural person, in order to be considered a qualified purchaser for purposes of making an initial investment in shares of the Fund, you must generally own at least $5 million in investments. If you are an institution, in order to be considered a qualified purchaser for purposes of making an initial investment in the Fund, you must own, or manage on behalf of others, at least $25 million in investments.

  These suitability standards are stricter than those that were imposed prior to January 1, 1999. If you were a shareholder of the Fund prior to January 1, 1999, however, you may invest in additional shares of the Fund, even though you do not meet the new suitability requirements that are described above. Prior to January 1, 1999, the Fund's suitability standards required that each investor that was a "company" (as that term is defined in the 1940 Act) have total assets in excess of U.S. $5 million, and that each prospective investor that was a natural person be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933. Existing shareholders that held shares of the Fund prior to January 1, 1999, and that continue to meet the accredited investor standard are not required to meet the "qualified purchaser" standard in order to acquire additional shares of the Fund.

                           RESTRICTIONS ON TRANSFERS

  In order to invest in the Fund, in addition to the qualifications listed above, you also must agree that you will not transfer any of the Fund's shares to another party who does not meet these minimum qualifications. These transfer restrictions apply even if you hold shares of the Fund currently, but do not meet the more strict suitability requirements. The Fund will enforce these transfer restrictions, and any transfer carried out in violation of these restrictions will be void.

                                  MANAGEMENT

INVESTMENT ADVISER

  The Fund's investment adviser (the "Manager") is Capital International, Inc., whose address is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384. The Fund's Manager was organized under the laws of California in 1987 and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1447, owns, directly or indirectly, all of the Manager's outstanding shares of common stock.

  The Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund and provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and of the Directors of the Fund who are affiliated with the Manager; maintains for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value ("NAV") of the Fund's shares as required; and supplies the Fund with office space.

  For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. For the 12 month period ended June 30, 2002, the Fund paid to the Manager a fee equal to 0.61% of the average net assets of the Fund.

PORTFOLIO MANAGEMENT

  The Manager uses a system of multiple portfolio managers in managing assets. Under this system, the portfolio of the Fund is divided into segments, and each segment is assigned to an individual manager, who decides how the assets in that segment will be invested (within the limits provided by the Fund's objectives and the Manager's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals. The following individuals serve as portfolio managers for the
Fund:

Osman Y.          Mr. Akiman has served as a portfolio manager of the
Akiman            Fund since 1999, and as a Vice President of Capital
                  International Research, Inc., an international
                  research affiliate of the Manager, since 1998.  He
                  joined the Capital organization in 1993 after
                  receiving an MBA from Harvard University Graduate
                  School of Business Administration, and has served
                  as an investment research analyst since 1993.

Christopher       Mr. Choe is a Senior Vice President of the Manager
Choe              and a Vice President of Capital International
                  Research, Inc., and  has served as a portfolio
                  manager for the Fund since 1998. Mr. Choe joined
                  the Capital organization in 1990 and served as an
                  investment research analyst until 1998.

David I.          Mr. Fisher has served as a Director of the Manager
Fisher            since 1988, as a Vice Chairman since 1998, and as
                  President from 1988 to 1997.  He has also served as
                  President and a Director of the Fund since its
                  inception in 1986 and Vice Chairman of the Board
                  and a Director since 1991.  He is Chairman of the
                  Board of Capital Group International, Inc., the
                  Manager's immediate parent company and serves as an
                  officer and director of numerous affiliated
                  companies of the Manager.  He has also served as
                  Executive Vice President-International from 1985 to
                  1991, and Chairman of the Board of The Capital
                  Group Companies, Inc., the Manager's ultimate
                  parent company from 1991 to 1998.  Mr. Fisher
                  joined the Capital organization in 1969 and has
                  investment management responsibilities for
                  international and global accounts, as well as
                  emerging markets investments.

Koenraad          Mr. Foulon has served as a Director and Senior Vice
Foulon            President of the Manager since 1997 and has served
                  as a portfolio manager for the Fund since 1994.  He
                  has also served as a Senior Vice President for
                  Capital International Limited, the Manager's
                  London-based affiliate, since 1996, and for Capital
                  International, S.A., the Manager's Geneva-based
                  affiliate, since 1994, and is a Senior Vice
                  President for Capital International Research, Inc.
                  Mr. Foulon's primary responsibility is portfolio
                  management for Europe, global emerging markets and
                  private equity investments.  Mr. Foulon joined the
                  Capital organization in 1990.

Hartmut           Mr. Giesecke has served as a Senior Vice President
Giesecke          of the Manager since 1992 and a Director of the
                  Manager since 1991.  He has served as a portfolio
                  manager for the Fund since the Fund's inception in
                  1986 and as a Vice President of the Fund from 1986
                  to 1999, and a Senior Vice President of the Fund
                  since 1999.  He has also served as Senior Vice
                  President and a Director of Capital International
                  Research, Inc. since 1985, and as President of the
                  Manager's Tokyo-based affiliate Capital
                  International K.K. from 1986 to 1994, as a
                  Director since 1986 and as Chairman since 1994.
                  Mr. Giesecke joined Geneva-based Capital
                  International S.A. in 1972 and has investment
                  management responsibilities for international and
                  global accounts, as well as emerging markets
                  investments.



Victor D.         Mr. Kohn has served as a Senior Vice President and
Kohn              Director of the Manager since 1997 and served as a
                  Vice President of the Manager from 1992 to
                  1997.  He has served as a portfolio manager for the
                  Fund since 1994 and as a Vice President of the Fund
                  from 1996 to 1999, and a Senior Vice President of
                  the Fund since 1999.  In addition, he has served as
                  Executive Vice President and a Director of Capital
                  International Research, Inc. from 1995 to 1998.
                  Mr. Kohn joined the Capital organization in 1986.

Nancy J. Kyle     Ms. Kyle has served as a Senior Vice President, a
                  Director and an international portfolio manager of
                  Capital Guardian Trust Company ("CGTC") since 1992.
                  She has served as a portfolio manager for the Fund
                  since 1994 and as a Vice President of the Fund from
                  1996 to 1999, and a Senior Vice President of the
                  Fund since 1999.  She is also responsible for the
                  coordination of asset allocation decisions for
                  global balanced portfolios at CGTC.  Prior to
                  joining the Capital organization in 1991, she was a
                  Managing Director at J.P. Morgan Investment
                  Management Inc., where she was head of the
                  international equity business in the United States
                  and chief international equity strategist.

Luis Freitas      Mr. Oliveira has served as  a  Senior  Vice
de Oliveira       President  and a  Director  of  Capital
                  International S.A. since 1998 and a Vice President
                  of Capital International Research, Inc. since 1999.
                  He became a portfolio manager for the Fund in 2001.
                  He joined the Capital organization in 1994 as an
                  investment research analyst after receiving a MBA
                  from INSEAD in France. He holds a BA in economics
                  from the Universidade Federal de Minas Gerais in
                  Brazil. Prior to his schooling at INSEAD, he was a
                  resident Vice President in the International
                  Corporate Finance Division of Citibank in Brazil.



Shaw B.           Mr. Wagener has served as a Director of the Manager
Wagener           since 1991, as President since 1998 and served as
                  an Executive Vice President of the Manager from
                  1993 to 1997.  Mr. Wagener has served as a
                  portfolio manager for the Fund since 1990 and is
                  also an Executive Vice President and a Director of
                  the Fund.  In addition, he served as Vice
                  President-Investment Division of Capital Research
                  and Management Company from 1986 to 1993.  Mr.
                  Wagener is also an emerging markets portfolio
                  manager investing in equity securities.  He joined
                  the Capital organization in 1981.


                             PRICING OF FUND SHARES

  The Fund calculates its share price, also called net asset value or NAV, as of 4:00 p.m. Eastern time (which is the normal close of trading on the New York Stock Exchange), on the last business day of each week, on the last business day of each month, and on such other days as the Board of Directors may determine. The value of the Fund's investments is based upon current market value. In the event that the market price of a particular security is not available, the price of that security will be determined at fair value in good faith, based upon procedures established for that purpose by the Board of Directors. The Fund will not determine NAV on any day during which the New York Stock Exchange has been closed for trading.

                             HOW TO PURCHASE SHARES

  The Fund may suspend the sale of shares from time to time, as determined by the Board of Directors. In addition, the Board has imposed a limitation on the number of shares that may be sold by the Fund in any one fiscal year. This limitation, which also may be modified at any time by the Board of Directors, is 25% of the outstanding shares as of the prior fiscal year-end.

  You may purchase shares by calling the Fund at (310) 996-6153, or by facsimile at (310) 996-6200. The minimum initial purchase for both institutions and natural persons is $100,000. The minimum subsequent purchase for both institutions and natural persons is $25,000. Shares of the Fund are offered for sale on the last business day of the week and on the last business day of the month. Although you may submit purchase orders on a daily basis, the Fund will not accept or price your order until the last business day of the week or the last business day of the month. Assuming the investor suitability and minimum purchase requirements are met and the order has been accepted, the price of shares will be the NAV per share next determined (on the last business day of each week and month). You do not pay any sales or distribution charges for purchasing shares of the Fund.

  Once the Fund receives your purchase order, the Fund will send a confirmation letter to you indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions. On the trade date, once the NAV has been calculated, the Fund will notify you of the purchase price per share and the total dollar amount of the purchase.

  Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer ("Settlement Date"). Payment for shares to be sold by the Fund may be wired using the following wiring instructions:

 Wire: Emerging Markets Growth Fund, Inc.
       c/o Wells Fargo Bank (ABA 121000248)
          155 Fifth Street
          San Francisco, California  94103
          For credit to the account of:
         American Funds Service Company
          a/c #4600-076178
          Emerging Markets Growth Fund, Inc.

  Alternatively, you may send a check, made payable to Emerging Markets Growth Fund, Inc., to the following address:

          Capital International, Inc.
          Attn:  Abbe Shapiro
          11100 Santa Monica Boulevard, 15th Floor
          Los Angeles, California  90025-3384

  In the unlikely event that the Fund receives your money prior to pricing your order, the Fund will hold that money on your behalf in an account that is maintained separately from any of the Fund's other accounts.

  In addition, at the sole discretion of the Manager, you may purchase shares by tendering to the Fund developing country securities that are determined by the Manager to be appropriate for the Fund's investment portfolio. If you wish to purchase shares with securities, you should send your request by facsimile to the Fund at (310) 996-6200. The facsimile request should provide a list of all such securities and the amount of each security being offered in exchange for shares. The Fund may accept all, a portion, or none of the tendered securities. You will be notified by written communication within five (5) business days as to whether the Fund will issue shares in exchange for any of the tendered securities. If any tendered securities are accepted, you will receive shares based on the market value of the tendered securities and the NAV of the Fund's shares next determined after the decision has been made to accept securities in exchange for shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers. You should consult with your own tax adviser on the consequences of exchanging securities for Fund shares.

If you so request, the Fund will send you share certificates immediately following the date on which your payment for the shares has been received and accepted.

                              HOW TO REDEEM SHARES

REDEMPTION POLICY

  The Fund redeems its shares at monthly intervals. You may send your redemption request to the Fund at any time. The Fund accepts redemption requests received in good order at, or prior to, the close of business (5:00 p.m. Pacific time) on the first business day of each month (the "Redemption Request Deadline"). Your redemption request will become irrevocable at the Redemption Request Deadline. You may, however, revoke your redemption request at any time prior to the Redemption Request Deadline. A redemption request will not be properly revoked unless the Fund receives, prior to the Redemption Request Deadline, a written revocation by postal or commercial delivery or by facsimile at (310) 996-6200. Your shares will be redeemed at the price determined as of the close of business (4:00 p.m. Eastern time) on the last business day of the month in which your redemption request became effective (the "Redemption Pricing Date"). The Fund will pay the proceeds of your redemption request within seven (7) calendar days after the Redemption Pricing Date (the "Redemption Payment Date").

  The following example, based upon a redemption request received by the Fund prior to the close of business on July 11, 2002, is intended to help you understand the Fund's Redemption Policy.

- July 11, 2002, prior to 5:00 p.m. Pacific time - the Fund receives your redemption request

- August 1, 2002, at 5:00 p.m. Pacific time (Redemption Request Deadline) - your redemption request becomes effective, unless a prior written revocation has been received by the Fund

- August 30, 2002, 4:00 p.m. Eastern time (the Redemption Pricing Date)- determination of share price at which your redemption request will be honored

- September 6, 2002 (Redemption Payment Date) - last date by which the Fund must send you the proceeds of your redemption

  The Fund may also declare the Redemption Pricing Date to be sooner than the last business day of the month. For example, the Fund may accelerate the Redemption Pricing Date to use the proceeds from sales of new shares to meet redemption requests, instead of liquidating other Fund assets for that purpose. However, the Fund may only accelerate the Redemption Pricing Date if several conditions are met including that the Redemption Payment Date is also accelerated so that payment occurs no later than seven (7) days after the accelerated Redemption Pricing Date. The accelerated Redemption Pricing Date will only occur after the Fund has announced to the redeeming shareholders its intent to accelerate.

  The Fund may suspend the Redemption Pricing Date and the Redemption Payment Date in any period during which the New York Stock Exchange has been closed for trading, or trading on the New York Stock Exchange has been restricted due to certain emergencies. If an emergency suspension of redemptions is in effect on a Redemption Pricing Date, the Redemption Pricing Date will be the next business day following the end of the emergency suspension of redemptions for all pending redemption requests. Likewise, if a Redemption Payment Date occurs during an emergency suspension of redemptions, redemption proceeds will be paid on the next business day following the end of the emergency suspension of redemptions for all pending redemption payments. The Fund may not otherwise modify this Redemption Policy unless it receives the approval of a majority of the Fund's shareholders and the SEC.

REDEMPTION PROCEDURE

 You can redeem your shares of the Fund by sending a written request for a check or wire representing the redemption proceeds to the following address:

Capital International, Inc.
Attn:  Abbe Shapiro
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3384

You may also send your redemption request by facsimile to Capital International, Inc., Attn: Abbe Shapiro at 310-996-6200. There are no shareholder charges for redemptions. You must, however, redeem your shares in amounts of at least $25,000 (the same amount as the minimum subsequent investment in the Fund). Your redemption request must be signed by the shareholder(s) of record. In addition, the Fund requires a signature guarantee if the redemption requested (i) exceeds $50,000, (ii) requests that the redemption proceeds be sent to a person or entity other than the shareholder of record, (iii) requests that the redemption proceeds be sent to an address other than the address of record, or (iv) requests payment be sent to a record address that has been changed within the preceding 30 days. The Fund may also require additional documentation for requests for redemption of shares held in corporate, partnership or fiduciary accounts.

MANDATORY REDEMPTION

  The sale or transfer of shares to persons not meeting the Fund's suitability standards are void and subject to mandatory redemption by the Fund.

OPEN-END INTERVAL FUND LIQUIDITY POLICY

  The Fund has adopted, as a fundamental policy, liquidity procedures designed to more easily provide for redemptions, although there can be no guarantee of that result. The Fund's liquidity policy requires that the Fund maintain a portfolio of securities such that as of each day on which the Fund's assets are valued for purposes of calculating its net asset value, at least 85% of the Fund's net assets will either: (a) mature by the next Redemption Payment Date; or (b) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date at approximately the price used in computing the Fund's net asset value.

  In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security's liquidity and price. In determining to seek SEC approval to operate as an open-end interval fund, the Fund further considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund's shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country's economy, currency or equity markets - some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund - could adversely affect the price at which the Fund was able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

                 DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

  The following information is meant to be a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state, local and foreign tax consequences to you of investing in the Fund.

DIVIDENDS AND DISTRIBUTIONS

  The Fund will generally distribute dividends and realized net gains, if any, to you annually. You may elect to reinvest dividends and/or capital gains distributions to purchase additional shares of the Fund or you may elect to receive them in cash.

TAX CONSEQUENCES

  Dividends and capital gains are generally taxable whether they are reinvested or received in cash-unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

  You must provide the Fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the Internal Revenue Service (IRS) can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). Prior to July 1, 1999, the Fund operated as a closed-end investment company; the data in the table below reflects the Fund's operations as a closed-end investment company. The information for the five years ended June 30, 2002 has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.


Per-Share Data and Ratios
Years Ended June 30

                                               2002          2001         2000        1999       1998

Net Asset Value, Beginning of Year             $48.21        $68.69       $55.53      $46.05     $70.87

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                          .35           .68          .58         1.48       1.56

Net realized and unrealized gain (loss)        (3.06)        (20.76)      13.86       8.03       (20.69)
on investments before non-U.S. taxes

Non-U.S. taxes                                 (0.01)        (0.04)       (.30)       (.03)      .05

Total income (loss) from investment            (2.72)        (20.12)      14.14       9.48       (19.08)
operations

LESS DISTRIBUTIONS:

Dividends from net investment income           (.69)         (.36)        (.98)       ---        (2.36)

Distributions from net realized gain           ---           ---          ---         ---        (3.38)

Total distributions                            (.69)         (.36)        (.98)       ---        (5.74)

Net Asset Value, End of Year                   $44.80        $48.21       $68.69      $55.53     $46.05

Total Return Before Taxes                      (5.64)%       (29.31)%     25.63%      20.59%     (27.56)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in millions)          $16,258       $17,634      $22,639     $18,147    $12,364

Ratio of expenses to average net assets        .70%          .68%         .71%        .73%       .76%

Ratio of expenses and non-U.S. taxes to        .72%          .75%         1.15%       .73%       .80%
average net assets/1/

Ratio of net income to average net             1.27%         1.25%        1.11%       3.03%      2.58%
assets

Portfolio turnover rate                        26.22%        26.10%       35.86%      33.71%     23.41%


/1/ THE RATIO OF EXPENSES AND NON-U.S. TAXES TO AVERAGE NET ASSETS MAY BE HIGHER, IN SOME YEARS SIGNIFICANTLY, THAN THE RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING NON-U.S. TAXES). THIS DIFFERENCE IS ATTRIBUTABLE TO FLUCTUATIONS IN THE AMOUNT OF NON-U.S. TAXES PAYABLE BY THE FUND. THESE AMOUNTS MAY FLUCTUATE BASED UPON THE TAXATION POLICIES OF THE GOVERNMENTS OF COUNTRIES IN WHICH THE FUND INVESTS. INCREASED NON-U.S. TAXES WILL GENERALLY CAUSE THE FUND TO BEAR HIGHER EXPENSES IN CERTAIN YEARS, WHICH MAY ADVERSELY AFFECT THE FUND'S NET ASSET VALUE AND, CONSEQUENTLY, ITS PERFORMANCE.



MORE INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ABOUT THE FUND, INCLUDING THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS AND ITS STATEMENT OF ADDITIONAL INFORMATION, IS AVAILABLE FREE OF CHARGE UPON REQUEST BY DIALING (800) 421-0180 X96245.

INVESTMENT ADVISER
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3384

CUSTODIAN
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004

DIVIDEND PAYING AND TRANSFER AGENT
American Funds Service Company
135 South State College Boulevard
Brea, California  92821-5804

LUXEMBOURG TRANSFER AGENT
Banque Internationale a Luxembourg S.A.


ANNUAL/SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND CODES OF ETHICS

THE SAI PROVIDES MORE DETAILED INFORMATION ABOUT THE FUND, AND IS INCORPORATED BY REFERENCE (LEGALLY CONSIDERED PART OF THIS PROSPECTUS).

THE CODES OF ETHICS DESCRIBE THE PERSONAL INVESTING POLICY ADOPTED BY THE FUND AND THE FUND'S INVESTMENT ADVISER AND ITS AFFILIATED COMPANIES. THE CODES OF ETHICS AND CURRENT SAI HAVE BEEN FILED WITH THE SEC.

 THE CODES OF ETHICS, THE FUND'S CURRENT SAI AND ANNUAL AND SEMI-ANNUAL REPORTS ALSO AVAILABLE FROM THE SEC BY:

- VISITING THE SEC PUBLIC REFERENCE ROOM (1-800-SEC-0330) IN WASHINGTON D.C.

- SENDING A DUPLICATING REQUEST WITH THE APPROPRIATE DUPLICATING FEE TO THE SEC PUBLIC REFERENCE SECTION, WASHINGTON D.C. 20549-6009

- VIEWING ONLINE OR DOWNLOADING TEXT-ONLY VERSIONS OF THE DOCUMENTS FROM THE SEC INTERNET SITE AT HTTP://WWW.SEC.GOV


REGISTRATION NO. 811-4692
113900.3.03


                       EMERGING MARKETS GROWTH FUND, INC.

THIS STATEMENT OF ADDITIONAL INFORMATION DATED
SEPTEMBER 10, 2002, IS NOT A PROSPECTUS.  IT SHOULD
BE READ IN CONJUNCTION WITH THE PROSPECTUS OF
THE EMERGING MARKETS GROWTH FUND, INC. DATED
SEPTEMBER 10, 2002, WHICH MAY BE OBTAINED
FREE OF CHARGE UPON REQUEST TO THE
EMERGING MARKETS GROWTH FUND, INC.
11100 SANTA MONICA BOULEVARD
LOS ANGELES, CALIFORNIA  90025-3384
TELEPHONE (800) 421-0180 x96245

This Statement of Additional Information incorporates by reference financial statements of the Emerging Markets Growth Fund, Inc. from the Fund's most recent annual and semi-annual reports to shareholders. You can obtain copies of those reports by calling (800) 421-0180 x96245.


                               TABLE OF CONTENTS

                                                                Page
Fund History                                                    B-1
FUNDAMENTAL Investment POLICIES AND RESTRICTIONS                B-1
CERTAIN NON-FUNDAMENTAL POLICIES                                B-4
RISK FACTORS AND OTHER CONSIDERATIONS                           B-6
Investment and Repatriation Restrictions                        B-6
Currency Fluctuations                                           B-6
Potential Market Volatility                                     B-7
Government in the Private Sector                                B-7
Investor Information                                            B-7
Taxation                                                        B-7
Litigation                                                      B-7
Fraudulent Securities                                           B-7
Loans and Loan Participations                                   B-7
Settlement Risks                                                B-8
Russia                                                          B-8
ADDITIONAL INVESTMENT STRATEGIES                                B-9
Currency Hedging Transactions                                   B-9
Options on Securities and Securities Indexes                    B-10
Other Financial Futures and Related Options                     B-10
Swap Agreements                                                 B-10
Equity Linked Notes                                             B-11
Securities Lending                                              B-12
RISK FACTORS ASSOCIATED WITH ADDITIONAL
    INVESTMENT STRATEGIES                                       B-12
Currency Hedging Transactions                                   B-12
Options on Securities and Securities Indexes                    B-13
Other Financial Futures and Related Options                     B-13
Swap Agreements                                                 B-13
Equity Linked Notes                                             B-14
PORTFOLIO TURNOVER                                              B-15
Management                                                      B-15
The Board of Directors                                          B-15
Committees on the Board of Directors                            B-15
Management of the Fund                                          B-17
Fund Shares Owned by Directors                                  B-21
DIRECTOR COMPENSATION                                           B-21
COMPENSATION TABLE                                              B-22
Principal Shareholders                                          B-22
Investment Advisory and Other Services                          B-23
The Manager                                                     B-23
Investment Advisory and Services Agreement                      B-23
Personal Investing Policy                                       B-24
CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER
 AGENT AND REGISTRAR                                            B-24
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL                       B-24
Portfolio Transactions and Brokerage                            B-24
Capital Stock                                                   B-26
PURCHASE AND PRICING OF SHARES                                  B-26
Purchasing Shares                                               B-26
Pricing of Fund Shares                                          B-27
Taxation of the Fund                                            B-28
Tax Consequences                                                B-28
Distributions                                                   B-29
Sale of Shares                                                  B-29
Foreign Withholding Taxes                                       B-30
Backup Withholding                                              B-30
Foreign Shareholders                                            B-31
Currency Fluctuations -"Section 988" Gains or Losses            B-31
Hedging Transactions                                            B-31
Constructive Sales                                              B-32
Investment in Foreign Investment Companies                      B-32
PERFORMANCE INFORMATION                                         B-33
FINANCIAL STATEMENTS                                            B-34

                                  FUND HISTORY

  Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its status to that of an open-end interval investment company ("open-end interval fund") effective July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares on a monthly basis at net asset value, without undue disruption to the Fund's portfolio or interference with the Fund's investment objective.

  The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing, or "emerging" securities markets.

                FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The Fund is a diversified, open-end interval fund. The Fund intends to achieve long-term capital growth through investment in developing country securities. As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding shares:

1. invest in securities having unlimited liability;

2. issue senior securities (except warrants issued to the Fund's shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the Investment Company Act of 1940 (the "1940 Act"), borrow money (except that the Fund may borrow (a) in connection with hedging a particular currency exposure and (b) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);

3. invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

4. make investments for the purpose of exercising control or management;

5. engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

6. purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country, or (ii) with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any single issuer, or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

7. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

8. lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures, loan participations or other debt securities in which financial institutions generally invest, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC"); and

9. purchase any securities if as a result, with respect to 75% of its total assets, the Fund would own more than 10% of the outstanding voting securities of any one issuer.

Moreover, as a fundamental policy, the Fund will maintain a portfolio of securities such that, as of each day on which the Fund's assets are valued for purposes of calculating its net asset value, at least 85% of the Fund's assets will either: (a) mature by the next Redemption Payment Date; or (b) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date (as such terms are defined in the Prospectus) at approximately the price used in computing the Fund's net asset value. The Redemption Policy, as described in the Prospectus, also constitutes a fundamental policy of the Fund.

  In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security's liquidity and price. In determining to seek SEC approval to operate as an open-end interval fund, the Fund further has considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund's shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country's economy, currency or equity markets - some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund - could adversely affect the price at which the Fund was able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

  In addition to the investment restrictions described above, the Fund is subject to certain diversification requirements based on its status as a "diversified" investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund's outstanding shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

  These policies apply only at the time a transaction is entered into. Any subsequent change in the percentage of Fund assets invested in certain securities, or other instruments resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until Capital International, Inc. (the "Manager") determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.

With respect to investment restrictions 2. and 3., the Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of a segregated assets consisting of liquid assets, or by maintenance of an appropriate offsetting position.

 With respect to item (iii) of investment restriction 6., it is the current position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

  For purposes of applying the terms of investment restrictions number 6. and 9., the Fund makes reasonable determinations as to the identity of individual issuers of securities in the Fund's portfolio, and as to whether the Fund has acquired an investment that would have the status of a "voting security" under U.S. law. Most issuers represented in the Fund's portfolio are organized under laws other than those of the United States, some of which may permit forms of organization and equity participation not common in the United States. Because of this, the Fund may be required to consider a number of factors in order to reach definitive conclusions as to who is the effective "issuer" of a security (and as to whether a security is a "voting security"). These factors may include the relative significance of legal rights and remedies that attached to an investment; whether the issuer operates alone or as part of a family of companies engaged in substantially the same or different lines of business; and, in the case of investments in pooled investment vehicles, whether a particular investment opportunity is offered by a single issuer or by multiple issuers, whether they operate under common control, and whether they have the same objectives and policies.

 Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6. and 9.
With respect to the limits described in investment restrictions 6. and 9. above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's PRO RATA interest in an issuer or a class of an issuer's securities and provided that the Manager has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

The Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure." The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts. Borrowing by the Fund will be covered in accordance with the requirements of the 1940 Act.

  Notwithstanding any of the above investment restrictions, the Fund may establish wholly-owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

  Although the Fund's day-to-day compliance with its fundamental investment objectives and policies has been delegated to the Manager, the Board of Directors oversees the Fund's compliance with its fundamental policies and objectives.

                        CERTAIN NON-FUNDAMENTAL POLICIES

Under normal market conditions, the Fund invests no less than 65% of its total assets in developing country securities. The Fund invests principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets"). These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other types of depositary receipts. The Fund may invest in securities of issuers that are not domiciled or do not have their principal place of business in developing countries, provided that, at least 75% of their assets are in developing countries, or such issuers expect to derive at least 75% of their total revenue or profits from goods or services produced in or sales made in developing countries. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries but that have or will have substantial assets in developing countries; and/or derive or expect to derive a substantial proportion of their total revenue or profit from either goods and services produced in, or sales made in, developing countries.

The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select Qualified Markets for primary investment by the Fund taking into account, among other factors, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. As of the date of this Statement of Additional Information, the markets in the following countries had been approved by the Board of Directors as Qualified Markets: Argentina, Brazil, Chile, Colombia, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Thailand, Taiwan, Turkey and Venezuela. The Board of Directors will revise its selection of Qualified Markets as additional markets are determined by the Board of Directors to be appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

  The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are not domiciled and/or do not have their principal place of business in developing countries that have qualified markets ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase): (i) in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities"), and (ii) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries that have qualified markets ("non-qualified market developing country") (or investment companies that invest solely in issuers described in clause (ii)). The Fund's investments in securities of issuers described in clause (ii) shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the fundamental restrictions to which the Fund is subject, the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

  The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager, and such evaluations generally focus on past performance and comparisons of the issuer with other companies in its industry or country, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

  The Fund will not purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result, investments in a single issuer would exceed 10% of the Fund's total assets. A change in this limitation would require approval by the Fund's Board of Directors and an amendment to the Fund's prospectus.

  The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long-and short-term debt instruments, where the investment is consistent with the Fund's objective of long-term capital growth. Such investments are considered by the Fund to be developing country securities, and could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan participations," which involve the purchase of a "portion" of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.

  The Fund also may invest in shares of other investment companies that invest in one or more Qualified Markets. If the Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

  The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as Manager. The Fund has received an SEC exemptive order permitting the Fund to invest up to 21/2% of the Fund's total assets in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in Capital International Global Emerging Markets Private Equity Fund, L.P., a global private equity fund that has been organized by the Manager. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.

  The Fund may invest up to 35% of its assets in the securities of issuers in a single country. As of June 30, 2002, the Fund had invested approximately 16.8% of its assets in South Korea, 15.3% of its assets in Mexico and 11.3% of its assets in Taiwan. Investors should be aware that, given the extent of the Fund's investment in South Korea, Mexico and Taiwan, adverse developments in these countries could substantially affect the Fund's investment results.

                     RISK FACTORS AND OTHER CONSIDERATIONS

  The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

INVESTMENT AND REPATRIATION RESTRICTIONS

  A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

CURRENCY FLUCTUATIONS

  In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluation in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Additional Investment Strategies-Currency Hedging Transactions."

POTENTIAL MARKET VOLATILITY

  Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

GOVERNMENT IN THE PRIVATE SECTOR

  Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund's investments.

INVESTOR INFORMATION

  The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

TAXATION

  Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high.
In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

LITIGATION

  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

FRAUDULENT SECURITIES

  It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

LOANS AND LOAN PARTICIPATIONS

  The Fund may invest, subject to its overall limitation on debt securities, in loans and loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing loan participations, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loans and loan participations present the possibility that in the United States, the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loans and loan participations are often considered to be illiquid.

SETTLEMENT RISKS

  Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. There can be no certainty, however, that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

RUSSIA

  The Russian market is one of the newer emerging markets, and in certain respects one of the least developed. Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central depository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even oversight. The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or oversights.
In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.

  The Fund seeks, as feasible, to reduce these risks by careful management of its assets. There can be no assurance that these efforts will be successful.

                        ADDITIONAL INVESTMENT STRATEGIES

CURRENCY HEDGING TRANSACTIONS

  For the purpose of hedging currency exchange rate risk, the Fund may enter into forward currency exchange contracts, currency futures contracts (and related options) and purchase and sell options on currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

  A currency futures contract is a standardized contract for the future delivery of a specified amount of a currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter. Options on currency futures contracts give the holder of the option, in return for a premium, the right to take either the long or short position in a currency futures contract at a specified price. Options on currencies are exchange-traded or over-the-counter instruments that give the holder of the option the right to purchase or sell a specified amount of currency at a specified price.

  At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss. Options on currency futures contracts or currency options held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency.

  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, or otherwise may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

  The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation with liquid assets in an amount sufficient to meet its obligations.

  Such transactions may also affect the character and timing of income, gain, or loss recognized by the Fund for U.S. federal income tax purposes.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

  The Fund may purchase and sell call and put options on individual securities or indexes of securities. Put options may be used to protect holdings in an underlying or related security against a substantial decline in market value. Call options may be used to protect against substantial increases in prices of securities the Fund intends to purchase, pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

OTHER FINANCIAL FUTURES AND RELATED OPTIONS

  In addition to currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into certain financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to securities indices or other baskets of securities.

  The Fund will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) or, subject to certain limits, other investment and speculative purposes (as discussed above under "Currency Hedging Transactions").

SWAP AGREEMENTS

  The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

  The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will typically be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be a "senior security" for purposes of the Fund's investment restriction concerning senior securities.

  In a typical equity swap transaction involving a security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate liquid assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that any of its commitments under equity swap agreements would constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

EQUITY LINKED NOTES

  The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

  An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

  The ability of the Fund to invest in equity linked notes may be limited by certain provisions of the U.S. federal commodities laws. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition subject to certain conditions.

SECURITIES LENDING

 For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. When making such a loan, the Fund will be entitled to any gain or loss on the security during the loan period, and the Fund will earn interest on the amount deposited as collateral for the loan. If the borrower fails to return the loaned securities, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess replacement cost. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may make loans of its portfolio securities provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% and 105% of the market value of the loaned U.S. and non-U.S. securities, respectively; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund (including the collateral received from such loans).

 When voting or consent rights which accompany loaned securities pass to the borrower, the Fund may call the loaned securities to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in the securities. The Fund may pay lending fees to a party arranging a loan.

         RISK FACTORS ASSOCIATED WITH ADDITIONAL

INVESTMENT STRATEGIES

CURRENCY HEDGING TRANSACTIONS

  The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, however, the Fund has engaged in a limited number of currency hedging transactions. It is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange rate risk. Moreover, even if it were to attempt to do so, the Fund could not, through hedging transactions, eliminate all the risks of holding assets denominated in a particular currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a less favorable overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on an option, the Fund may be unable to close out a position.

  Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

OTHER FINANCIAL FUTURES AND RELATED OPTIONS

  Several risks are associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

SWAP AGREEMENTS

  Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have lengthy terms, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement Counterparty. The Fund will enter into swap agreements only with Counterparties that meet certain standards for creditworthiness adopted by the Manager. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EQUITY LINKED NOTES

  The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

  Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Manager to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (E.G., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

 As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

                               PORTFOLIO TURNOVER

  The Fund's portfolio turnover rates for the fiscal years ended June 30, 2002, 2001 and 2000 were 26.22%, 26.10%, and 35.86%, respectively. The portfolio turnover rate is expected to be less than 100% each fiscal year.

  Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 2002, 2001, and 2000 amounted to $24,447,970, $25,580,975, and $41,521,310, respectively.

                                   MANAGEMENT

THE BOARD OF DIRECTORS

   The Board of Directors, which is elected by the shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries or in those companies that derive a substantial portion of their revenue or profit from goods and services produced in or sales made in developing countries, which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.

   The Bylaws of the Fund, as amended, (the "Bylaws") provide that shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act. The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

COMMITTEES OF THE BOARD OF DIRECTORS

   The Fund has an Audit Committee comprised of Khalil Foulathi, David F. Holstein, Raymond Kanner, William Robinson, Gerrit Russelman, Aje K. Saigal and Nestor V. Santiago, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee oversees the Fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the Fund's independent accountants and the full Board of Directors. There were three Audit Committee meetings held during the 2002 fiscal year.

   The Fund has a Committee on Directors comprised of R. Michael Barth, Collette D. Chilton, Beverly L. Hamilton and Helmut Mader, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board of Directors. Such suggestions must be sent in writing to the Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There was one meeting of the Committee on Directors during the 2002 fiscal year.

   The Fund has a Contracts Committee comprised of R. Michael Barth, Collette
D. Chilton, Khalil Foulathi, Beverly L. Hamilton, David F. Holstein, Raymond Kanner, Helmut Mader, William Robinson, Gerrit Russelman, Aje K. Saigal and Nestor V. Santiago none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its Manager or the Manager's affiliates, such as the investment advisory and service agreement, and shareholder services agreement that the Fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2002 fiscal year. While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the United States. As a result, it will be difficult for United States investors to effect service of process upon such Directors or officers within the United States, or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following directors of the Fund are non-U.S. residents: R. Michael Barth, Khalil Foulathi, Helmut Mader, William Robinson, Gerrit Russelman and Aje K. Saigal. The following officer of the Fund is a non-U.S. resident: Hartmut Giesecke.

  The name, address and principal occupation during the past five years and other information with respect to each of the Directors and Officers of the Fund are as follows:


                             MANAGEMENT OF THE FUND

Name and Age           Position    Year First       Principal                   Number of          OTHER
                       with the    Elected          Occupation(s) During        Boards             DIRECTORSHIPS/3/
                       Fund        a Director       Past 5 Years                Within the         HELD by Director
                                   OF THE                                       Fund
                                   FUND/1/                                      COMPLEX/2/ ON
                                                                                WHICH Director
                                                                                Serves

"NON-INTERESTED" DIRECTORS

R. Michael Barth       Director    1988             CEO, F.M.O., The            1                  None
Age: 53                                             Netherlands
                                                    Development Finance
                                                    Company

Collette D.            Director    1999             President and Chief         1                  None
Chilton                                             Investment Officer,
Age: 44                                             Lucent Technologies,
                                                    Inc.

Khalil Foulathi        Director    1996             Executive Director,         1                  Thuraya
Age: 51                                             Abu Dhabi Investment                           Telecommunications
                                                    Authority                                      Company

Beverly L.             Director    1991             Investment Management       1                  MassMutual Series
Hamilton                                            Adviser; former                                and Institutional
Age: 56                                             President, ARCO                                Funds; Oppenheimer
                                                    Investment Management                          Funds
                                                    Company

David F. Holstein      Director    2001             Managing Director,          1                  None
Age: 53                                             Global Equities,
                                                    General Motors Investment Management
                                                    Corporation

Raymond Kanner         Director    1997             Director, Global            1                  None
Age: 49                                             Equity Investments,
                                                    IBM Retirement Funds

Helmut Mader           Director    1992             Former Director,            1                  None
Age: 60                                             Deutsche Bank AG

William Robinson       Director    1986             Director, Deutsche          1                  Southern Mining
Age: 64                                             Asset Management                               Corporation, Ltd.
                                                    Australian Limited

Gerrit                 Director    2001             Director, Equities,         1                  Industri Kapital
RusselmanAge: 56                                    Pensioenfonds PGGM                             Ltd.

Aje K. Saigal          Director    2000             Chief Investment            1                  None
Age: 46                                             Officer, Global
                                                    Equities, Government
                                                    of Singapore
                                                    Investment Corporation
                                                    Pte Ltd.

Nestor V.              Director    2001             Vice President and          1                  TIAA-CREF College
Santiago                                            Chief Investment                               Retirement
Age: 53                                             Officer, Howard Hughes                         Equities Fund,
                                                    Medical Institute                              TIAA-CREF Mutual
                                                                                                   Funds, TIAA-CREF
                                                                                                   Institutional
                                                                                                   Mutual Funds,
                                                                                                   TIAA-CREF Life Funds, TIAA
                                                                                                   Separate Account
                                                                                                   VA-1



BOARD OF DIRECTORS AND OFFICERS    Position      Year First      Principal                   Number of          OTHER

Name and Age           with the      Elected         Occupation(s) During        Boards             DIRECTORSHIPS/3/
                       Fund          a Director      Past 5 Years and            Within the         HELD by Director
                                     and/or          Positions Held              Fund               or Officer
                                     Officer         with Affiliated             COMPLEX/2/ ON
                                     OF THE          Entities                    WHICH Director
                                     FUND/1/         or the Principal            or Officer
                                                     Underwriter                 Serves
                                                     of the Fund

"INTERESTED" DIRECTORS/4/

Walter P. Stern        Chairman      1991            Chairman of the Board,      1                  None
Age: 73                of the                        Capital International,
                       Board                         Inc.



David I. Fisher        Vice          1986            Chairman of the Board,      1                  None
Age: 62                Chairman                      Capital Group
                       of the                        International, Inc.*
                       Board

Nancy Englander        President     1991            Senior Vice President,
                                                     Capital International,      1                  None
Age: 58                                              Inc.

Shaw B. Wagener        Executive     1997            President and               1                  None
Age: 43                Vice                          Director, Capital
                       President                     International, Inc.



Name and Age           Position                       Year First        Principal Occupation(s) During
                       with the                       Elected           Past 5 Years and Positions Held
                       Fund                           an Officer        with Affiliated Entities
                                                      OF THE            or the Principal Underwriter
                                                      FUND/1/           of the Fund

OTHER OFFICERS

Roberta A. Conroy      Senior Vice President          1991              Senior Vice President, Senior Counsel
Age: 48                                                                 and Director, Capital Guardian Trust
                                                                        Company

Hartmut Giesecke       Senior Vice President          1993              Chairman of the Board and Director,
Age: 64                                                                 Capital International K.K., Senior
                                                                        Vice President and Director, Capital
                                                                        International, Inc.

Victor D.              Senior Vice President          1996              Senior Vice President and Director,
KohnAge: 44                                                             Capital International, Inc.

Nancy J. Kyle          Senior Vice President          1996              Senior Vice President and Director,
Age: 52                                                                 Capital Guardian Trust Company





Michael A. Felix       Vice President and             1993              Senior Vice President, Capital
Age: 41                Treasurer                                        International, Inc.

Peter C. Kelly         Vice President                 1996              Senior Vice President, Senior Counsel
Age: 43                                                                 and Director, Capital International,
                                                                        Inc.

Robert H.              Vice President                 2000              Executive Vice President and Research
Neithart                                                                Director of Emerging Markets, and
Age: 37                                                                 Director, Capital International
                                                                        Research, Inc.

Abbe G. Shapiro        Vice President                 1997              Vice President, Capital International,
Age: 42                                                                 Inc.

Lisa B. Thompson       Vice President of the          2000              Vice President and Research Director
Age: 36                Fund                                             of Emerging Markets, and Director,
                                                                        Capital International Research, Inc.

Vincent P. Corti       Secretary                      1986              Vice President, Fund Business
Age: 46                                                                 Management Group, Capital Research and
                                                                        Management Company

Valerie Y. Lewis       Assistant Secretary            1999              Fund Compliance Specialist, Capital
Age: 46                                                                 Research and Management Company

Jeanne M.              Assistant Treasurer            2000              Vice President, Capital International,
Nakagama                                                                Inc.
Age: 44

Lee K. Yamauchi        Assistant Treasurer            2000              Vice President, Capital International,
Age: 40                                                                 Inc.


* Company affiliated with Capital International, Inc.
1 Directors and officers of the Fund serve until their resignation, removal or retirement.
2 Capital International, Inc. manages Emerging Markets Growth Fund, Inc. and does not act as investment manager for other registered investment companies.
3 This includes all directorships (other than Emerging Markets Growth Fund, Inc.) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Manager, Capital International, Inc., or its affiliated entities. The address for all Directors and Officers of the fund is 11100 Santa Monica Boulevard, Los Angeles, California 90025, attention: Fund Secretary.


             FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

NAME                                    AGGREGATE DOLLAR RANGE/1/ OF FUND SHARES OWNED

"Non-Interested Directors"

 R. Michael Barth                       None

 Collette D. Chilton                    None

 Khalil Foulathi                        None

 Beverly L. Hamilton                    Over $100,000

 David F. Holstein                      None

 Raymond Kanner                         $10,000 - $50,000

 Helmut Mader                           None

 William Robinson                       None

 Gerrit Russelman                       None

 Aje K. Saigal                          None

 Nestor V. Santiago                     None

"Interested Directors"/2/

 Walter P. Stern                        Over $100,000

 David I. Fisher                        Over $100,000

 Nancy Englander                        Over $100,000

 Shaw B. Wagener                        Over $100,000


/1/ Ownership disclosure is made using the following ranges; None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000.

/2/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Manager, Capital International, Inc. or its affiliated entities.

     DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED JUNE 30, 2002

 Effective July 1, 1998, the Fund began to pay fees of $10,000 per annum to Directors who are not affiliated with the Manager, plus $3,000 for each Board of Directors meeting attended. Certain Directors are prohibited from receiving fees based on their employers' policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager. Six Directors own Fund shares, four of whom are affiliated with the Manager. Each of a majority of the non-affiliated Directors has a business affiliation with an institutional shareholder in the Fund. For the Fund's Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.

 For the fiscal year ended June 30, 2002, the Fund paid the following compensation to Directors of the Fund:


COMPENSATION TABLE

NAME AND            Aggregate          Pension or          Estimated             Total Compensation
POSITION            Compensation       Retirement          Annual Benefits       From Fund and Fund
                    from Fund          Benefits            upon Retirement       Complex Paid to
                                       Accrued As                                Directors
                                       Part of Fund
                                       Expenses

R. MICHAEL          $19,000            --                  --                    $19,000
BARTH/1/

KHALIL              $11,000            --                  --                    $11,000
FOULATHI

BEVERLY             $19,000            --                  --                    $19,000
HAMILTON/1/

DAVID F.            $11,000            --                  --                    $11,000
HOLSTEIN/2/

HELMUT              $19,000            --                  --                    $19,000
MADER/1/

WILLIAM             $19,000            --                  --                    $19,000
ROBINSON/1/

GERRIT              $19,000            --                  --                    $19,000
RUSSELMAN/2/

AJE K. SAIGAL       $8,900             --                  --                    $8,900

NESTOR V.           --                 --                  --                    --
SANTIAGO

/1/ All compensation was voluntarily deferred.
/2/ Compensation was paid to the Director's employer.


  The Fund has adopted a deferred compensation plan (the "Plan") that permits any director of the Fund who so elects to have all or any portion of payment of the director's compensation from the Fund (including the annual retainer, board and committee meeting fees) deferred to a future date or to the occurrence of certain events, such as upon the resignation or retirement of the director. Payments of deferred compensation made pursuant to the Plan may be paid in a lump sum or in annual or quarterly installments over a period of years (not to exceed 20), as specified by the director. Compensation deferred under the Plan is credited to an account established in the name of each director on the books of the Fund, to which deferred compensation is credited. Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amount payable to the director, as adjusted for any such earnings, remains an obligation of the Fund.

                             PRINCIPAL SHAREHOLDERS

No shareholders beneficially owned more than 5% of the outstanding shares of the Fund as of August 30, 2002.

The Directors and officers of the Fund own, in the aggregate, less than 1% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE MANAGER

  The Fund's Manager is Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384. The Fund's Manager was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1447, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.

  The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, Reno, San Francisco, Chicago, Atlanta, Washington, New York, Geneva, London, Hong Kong, Montreal, Toronto, Singapore and Tokyo. The affiliates of The Capital Group Companies, Inc. gather extensive information on emerging securities markets and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.

INVESTMENT ADVISORY AND SERVICE AGREEMENT

  Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records, and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's shares as required; and supplies the Fund with office space. The Fund pays all of its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation; fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; costs of insurance, including any directors and officers liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.

  For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 2002, 2001, and 2000 the management fees amounted to $100,796,915, $112,255,411, and
$127,133,210, respectively. Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities.

  The Investment Advisory and Service Agreement (the "Agreement") between the Fund and the Manager will continue in effect until June 20, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called
for the purpose of voting on such approval.   The Agreement provides that the
Manager has no liability to the Fund for its acts or omissions in the performance of its obligations to the Fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

  In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Manager in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the Fund, fees and expenses borne by the Fund, and financial results of the Manager.

  In reviewing the quality of services provided to the Fund, the Committee reviewed the information concerning the capabilities of the Manager's emerging markets investment professional staff, comparative results data, and Fund expenses, both on an absolute and relative perspective.

  The Committee also evaluated the Manager's report on its compliance program and internal controls, and discussed corporate governance issues in emerging markets.

  Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the Fund are reasonable in relation to the value of the services provided to the Fund.

PERSONAL INVESTING POLICY

  The Fund, the Manager and its affiliated companies, have adopted codes of ethics which allow for personal investments. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

        CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

  The JPMorgan Chase Bank, 4 New York Plaza, New York, NY 10004, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

  American Funds Service Company, 135 South State College Blvd., Brea, California 92821-5804, acts as the Fund's dividend paying agent, transfer agent and registrar for the shares. The Fund's Luxembourg transfer agent is Banque Internationale - Luxembourg, S.A.

                   INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

  The accounting firm of PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071-3405, acts as independent accountants for the Fund. The financial statements for the year ended June 30, 2002 have been incorporated by reference in the Statement of Additional Information from the Fund's annual report and have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

  Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, serves as legal counsel to the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of securities for the Fund, the Manager will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. The Manager is authorized to pay spreads or commissions to brokers or dealers furnishing brokerage and research services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The type of services the Manager may consider when selecting brokers to effect transactions includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. There is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

  Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the Manager that such information is only supplementary to its own research efforts, since the information must still be analyzed, weighed and reviewed by the Manager in connection with the Fund. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information may be used by the Manager in connection with the Fund.
Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

 When the Manager deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its obligations to the Fund under the Agreement and to such other accounts. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.

                                 CAPITAL STOCK

 The Board of Directors has authorized that, for the Fund's fiscal year beginning July 1, 1999, and each fiscal year thereafter until such authorization is amended by resolution of the Board of Directors, the authorized number of shares of capital stock of the Fund shall be an amount equal to (i) the number of shares outstanding as of the end of the prior fiscal year, (ii) the number of shares authorized to be issued under the Board's current net new share sale authorization for such fiscal year and (iii) a number of shares sufficient to permit the reinvestment of dividends as authorized from time to time by the Board of Directors. As of June 30, 2002, the Fund had 362,879,410 shares issued and outstanding.

Shares of the Fund are fully paid and non-assessable. All shares of the Fund are equal as to earnings, assets and voting privileges. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the Fund's transfer agent.

  Under Maryland law, and in accordance with the Bylaws of the Fund, the Fund is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Bylaws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the Bylaws or as otherwise provided by statute or the Fund's Articles of Incorporation, as amended (the "Articles of Incorporation"). Consistent with the foregoing, in addition to the provisions of the Bylaws, the Fund will undertake to call a special meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and shareholders may take action by unanimous written consent in lieu of holding a meeting.

                         PURCHASE AND PRICING OF SHARES

PURCHASING SHARES

  The Prospectus describes the manner in which the Fund's shares may be purchased and redeemed. See "How to Purchase Shares" and "How to Redeem Shares."

  As disclosed in the Prospectus, at the sole discretion of the Manager, investors may purchase shares by tendering to the Fund developing country securities that are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders.

The Manager may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

PRICING OF FUND SHARES

  THE NET ASSET VALUE PER SHARE IS CALCULATED IN U.S. DOLLARS ON THE LAST BUSINESS DAY OF EACH WEEK AND EACH MONTH, AND MAY BE CALCULATED AT SUCH OTHER TIMES AS THE BOARD OF DIRECTORS MAY DETERMINE, IN THE FOLLOWING MANNER:

Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the Fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type.

Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect prior to the determination of the net asset value of the Fund's shares.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets.

LIABILITIES, INCLUDING ACCRUALS OF TAXES AND OTHER EXPENSE ITEMS, ARE DEDUCTED FROM TOTAL ASSETS.

NET ASSETS SO OBTAINED ARE THEN DIVIDED BY THE TOTAL NUMBER OF SHARES OUTSTANDING (EXCLUDING TREASURY SHARES), AND THE RESULTS, ROUNDED TO THE NEAREST CENT, IS THE NET ASSET VALUE PER SHARE.

 THE FUND WILL NOT PRICE SHARES ON ANY DAY ON WHICH THE NEW YORK STOCK EXCHANGE IS CLOSED FOR TRADING.

                              TAXATION OF THE FUND

TAX CONSEQUENCES

  The Fund is registered as an investment company under the 1940 Act and intends to qualify and to elect to be taxed as a "regulated investment company" (or "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").
If the Fund is to qualify for the special tax treatment afforded RICs under the Code, it must meet various requirements, including (i) that at least 90% of the Fund's gross income for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of stocks, securities or foreign currencies or from other income derived with respect to its business of investing in stock, securities or currencies; (ii) that at the end of each quarter of its taxable year, it meets certain asset diversification requirements, including that not more than 25% of the value of its assets be invested in the securities of any one issuer and at least 50% of its assets be represented by cash, U.S. Government securities or other securities limited in the case of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of each such issuer; and (iii) that it distribute each year at least 90% of its investment company taxable income (including interest, dividends and net short-term capital gains in excess of net long-term capital losses).

  As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income, which includes among other items, interest, dividends and net short-term capital gains in excess of net long-term capital losses, for the taxable year is distributed. The Fund intends to distribute substantially all of such income and net capital gains to avoid income tax.

  To prevent imposition of an excise tax, the Fund must distribute during each calendar year (regardless of its fiscal year end) an amount equal to the sum of
(i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during those years. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are generally subject to a non-deductible 4% excise tax.

  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the year in which the distributions are received.

  The Fund intends to make distributions as necessary to prevent application of the excise tax; however, any retention of capital gains could give rise to excise tax liability.

  The Fund will send written notices to individual shareholders annually regarding the tax status of all distributions made during such year, the amount of undistributed net capital gains, if any, and any applicable tax credits.

DISTRIBUTIONS

  The Fund may, from time to time, distribute dividends and realized net capital gains to you as long as you hold shares of the Fund. You may receive cash or, as permitted by the Board of Directors, you will be given the option to reinvest distributions in additional shares of the Fund. In any case, if you are permitted to choose between a cash dividend or a stock dividend, you will be required, before the declaration of any such dividend, to provide your election to the Fund in writing. If you receive a distribution in cash, it will be paid by check in U.S. Dollars, and mailed directly to your address of record by the Fund's dividend paying agent. No fees are charged in connection with a shareholder's election to receive a stock dividend or in connection with any other stock dividend.

  Dividends of investment company taxable income are taxable to a shareholder as ordinary income whether paid in cash or reinvested in additional shares. It is anticipated that the dividends will not qualify for the dividends-received deduction for a U.S. corporation.

  Distributions of net capital gains, if any, which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of whether they are paid in cash or reinvested in additional shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends-received deduction. The Board of Directors of the Fund generally intends to distribute any net capital gains. If the Fund should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the adjusted basis of the Fund shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's income and the tax deemed paid by the shareholder with respect to the Fund shares.

SALE OF SHARES

  In general, upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. However, if the shareholder sells Fund shares to the Fund, proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

FOREIGN WITHHOLDING TAXES

  Income received by the Fund from sources within countries other than the United States ("foreign countries") may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. Pursuant to this election, each of the Fund's shareholders will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

  Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, the source of the Fund's income flows through to its shareholders. Any gains from the sale of securities by the Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to elect to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays generally will reduce investment company taxable income.

  The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

  The Fund generally will be required to withhold federal income tax at a rate of 30% ("back-up withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

  The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES

  The Fund will account for its income and deduction in U.S. dollars and thus may realize gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, including security purchases and sales, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities. Any such gains or losses generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of forward contracts and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses are referred to under the Code as "Section 988" gains or losses. Section 988 gains may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, Section 988 losses may decrease or eliminate income available for distribution. For example, if foreign exchange losses of the Fund were to exceed the Fund's other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions. Any distributions made before the losses were realized would be re-characterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, thus reducing each shareholder's basis in his or her Fund shares, or, if no remaining basis, as gain from the sale of Fund shares.

HEDGING TRANSACTIONS

  The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

  In the case of Fund transactions involving many futures contracts, certain foreign currency contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (I.E., treat as sold for fair market value) each such position which it holds at the close of each taxable year (and, for excise tax purposes, on October 31 of each calendar year).

  Generally, certain hedging transactions which the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be required to be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

  Because application of Code Section 1234, Code Section 1236 and the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed by the Fund to its shareholders and which will be taxed to shareholders of the Fund as ordinary income or long-term capital gain, may be increased or decreased as a result of such hedging transactions.

CONSTRUCTIVE SALES

  Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces both the risk of loss and the opportunity for gain with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend on the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

INVESTMENT IN FOREIGN INVESTMENT COMPANIES

  The Fund may invest in one or more other countries through vehicles organized under local laws. For U.S. federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for purposes of the 5% and 25% limits of the diversification requirement.

  The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

  The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings and profits of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year, such earnings and profits will be recognized by the Fund as ordinary income and/or net capital gain, depending upon the source of the income generated by the PFIC. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

  The specific consequences of one election normally will differ from the consequences arising under another election. As a result, the Fund will consider the ramifications of the election(s) available to it and will make these elections only as deemed appropriate.

PERFORMANCE INFORMATION

  The Fund may from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years, calculated pursuant to the following formula:


  P(1+T)n = ERV

Where: P =  a hypothetical payment of $1,000
       T =  the average annual total return
       n = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of that 1-, 5-, or 10-year period.

  Total return for a period is the percentage change in value during the period of an investment in the Fund shares. All total return figures reflect the deduction of the Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund's average annual total return (before taxes) for the one-, five-, and ten-year periods ending December 31, 2001 were (3.43)%, (0.46)% and 7.26%, respectively.

  Performance information for the Fund may also be compared to various indexes, such as the IFC Emerging Market Index, Morgan Stanley Capital International Emerging Markets Free Index and indexes prepared by other entities or organizations which track the performance of investment companies or Managers. Unmanaged indexes generally do not reflect deductions for administrative and management costs and expenses. The Fund, the Manager or any of their affiliates may also report to shareholders or to the public in advertisements concerning the performance of the Manager as adviser to clients other than the Fund, and on the comparative performance or standing of the Manager in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or to the Manager, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

  The Fund's audited financial statements, including the related notes thereto, dated June 30, 2002, are incorporated by reference in the Statement of Additional Information from the Fund's Annual Report dated as of June 30, 2002.